UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported:  May 4, 2011

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)  (Zip Code)

                     (817) 963-1234                 _
   (Registrant's telephone number)

   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

American Airlines, Inc. is filing herewith a press release issued on May 4, 2011 as Exhibit 99.1, which is included herein.  This press release was issued to report April traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  May 4, 2011

CONTACT:                           Sean Collins
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Wed., May 4, 2011

AMERICAN AIRLINES REPORTS APRIL TRAFFIC

FORT WORTH, Texas – American Airlines reported that April traffic increased 2.7 percent versus the same period last year. Capacity increased 3.9 percent year over year, resulting in a load factor of 81.1 percent compared to 82.0 percent in the same period last year. International traffic increased by 10.9 percent relative to last year on a capacity increase of 11.6 percent. Domestic traffic decreased 1.8 percent year over year on 0.8 percent less capacity.
American boarded 7.1 million passengers in April.

Detailed traffic and capacity are attached.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	April
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	10,431,163	10,154,499	2.7%
D.O.T. DOMESTIC	6,396,621	6,515,743	(1.8)
INTERNATIONAL	4,034,542	3,638,756	10.9
ATLANTIC	1,611,130	1,352,734	19.1
LATIN AMERICA	1,922,946	1,826,317	5.3
PACIFIC	500,466	459,705	8.9
AVAILABLE SEAT MILES (000)
SYSTEM	12,858,555	12,380,325	3.9%
D.O.T. DOMESTIC	7,688,516	7,748,930	(0.8)
INTERNATIONAL	5,170,039	4,631,395	11.6
ATLANTIC	2,071,104	1,688,003	22.7
LATIN AMERICA	2,391,409	2,385,363	0.3
PACIFIC	707,526	558,030	26.8
LOAD FACTOR
SYSTEM	81.1%	82.0%	(0.9)	Pts
D.O.T. DOMESTIC	83.2	84.1	(0.9)
INTERNATIONAL	78.0	78.6	(0.5)
ATLANTIC	77.8	80.1	(2.3)
LATIN AMERICA	80.4	76.6	3.8
PACIFIC	70.7	82.4	(11.6)
PASSENGERS BOARDED	7,118,517	7,149,864	(0.4)%

SYSTEM CARGO TON MILES (000)	153,325	149,968	2.2%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	YEAR-TO-DATE April
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	39,587,478	38,847,792	1.9%
D.O.T. DOMESTIC	24,238,902	24,513,104	(1.1)
INTERNATIONAL	15,348,576	14,334,688	7.1
ATLANTIC	4,949,444	4,915,342	0.7
LATIN AMERICA	8,369,770	7,610,595	10.0
PACIFIC	2,029,361	1,808,751	12.2
AVAILABLE SEAT MILES (000)
SYSTEM	50,696,374	49,215,801	3.0%
D.O.T. DOMESTIC	30,467,995	30,585,285	(0.4)
INTERNATIONAL	20,228,379	18,630,517	8.6
ATLANTIC	7,035,883	6,688,782	5.2
LATIN AMERICA	10,455,303	9,736,944	7.4
PACIFIC	2,737,192	2,204,790	24.1
LOAD FACTOR
SYSTEM	78.1%	78.9%	(0.8)	Pts
D.O.T. DOMESTIC	79.6	80.1	(0.6)
INTERNATIONAL	75.9	76.9	(1.1)
ATLANTIC	70.3	73.5	(3.1)
LATIN AMERICA	80.1	78.2	1.9
PACIFIC	74.1	82.0	(7.9)
PASSENGERS BOARDED	27,226,638	27,319,351	(0.3)%

SYSTEM CARGO TON MILES (000)	592,379	597,028	(0.8)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/